                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 1999 (June 14, 1999)
                                                  ------------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                 0-19656                   36-3939651
      (State or other jurisdiction     (Commission              (I.R.S. Employer
            of incorporation)          File Number)             Identification No.)

        2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                 20191
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:     (703) 433-4000
                                                       ------------------

--------------------------------------------------------------------------------
    (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5. OTHER EVENTS.

Agreement with U.S. Department of Justice: On June 14, 1999, Nextel Communications, Inc. ("Nextel") announced that it reached agreement with the U.S. Department of Justice ("DOJ") regarding a proposed settlement of Nextel's legal challenges to the Consent Decree entered in 1995 by the United States District Court for the District of Columbia (the "Court") in the case, United States of America v. Motorola, Inc. and Nextel Communications, Inc. (the "Consent Decree").

The Consent Decree prohibited Nextel from owning or managing more than a limited amount of 900 MHz frequencies in thirteen of the largest markets in the United States. Under the terms of the proposed settlement between the DOJ and Nextel, which is subject to court approval, Nextel will, subject to certain limitations, be permitted to acquire ownership of or rights to use 108 channels of the available 200 channels in the 900 MHz frequency range allocated for specialized mobile radio and other uses, in most of the thirteen markets that were subject to restrictions in the Consent Decree. In certain of those major markets located near national boundaries, where only 100 channels are available in the 900 MHz frequency range, Nextel will be permitted to acquire up to 54 of those channels. Additionally, the Consent Decree and any related restrictions on Nextel's utilization of additional 900 MHz channels in those markets will terminate on October 30, 2000. As a component of the overall settlement, Nextel will not be permitted to complete its agreement to acquire Geotek's holdings of 900 MHz channels in the Consent Decree markets, and the DOJ withdrew its objections to Nextel's acquisition of Geotek's 900 MHz channel holdings outside the Consent Decree markets.

Nextel expects that it will use any additional 900 MHz channels to expand the capacity of its digital mobile network as part of a planned deployment of dual-band 800/900 MHz technology being developed by Motorola, Inc.

Nextel issued a press release announcing this settlement agreement on June 14, 1999. A copy of the press release is filed as Exhibit 99.3 to this report and is incorporated in this report by reference. On June 14, 1999, Nextel and the DOJ filed a Joint Motion with the Court to commence the process of implementing the settlement agreement, and also jointly filed a Stipulation with the Court concerning the proposed modification of the Consent Decree as agreed by the parties. A copy of the Joint Motion and the Stipulation are filed as Exhibit
99.1 and 99.2, respectively, to this report and are incorporated in this report by reference.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: A number of the matters and subject areas discussed in this report and in the press release filed as Exhibit 99.3 to this report that are not historical or current facts deal with potential future circumstances and developments. The ability of Nextel to acquire additional 900 MHz channels and to deploy dual band 800/900 MHz iDEN technology developed by Motorola, remain subject to risks that include the potential fluctuations in demand for products and services utilizing 900 MHz channels, and rapid technological and market change. The discussion of these matters and subject areas is qualified by the inherent risks and uncertainties surrounding expectations of Nextel's digital mobile network business generally. Nextel has attempted to identify, in context, certain factors that it currently believes may cause actual future experience and results in its digital mobile network business to differ from Nextel's current expectations regarding such relevant matters or subject areas, and such risks and uncertainties are described from time to time in Nextel's reports filed with the Securities and Exchange Commission, including Nextel's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and in Nextel's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
             NOT APPLICABLE

        (b)  PRO FORMA FINANCIAL INFORMATION.
             NOT APPLICABLE

        (c)  EXHIBITS.

             Exhibit No.  Exhibit Description
             -----------  -------------------
                99.1      Joint Motion filed by Nextel and the U.S. Department
                          of Justice (the "DOJ") on June 14, 1999 with the U.S.
                          District Court for the District of Colombia (the
                          "Court")

                99.2      Stipulation jointly filed by Nextel and the DOJ on June
                          14, 1999 with the Court

                99.3      Press Release dated June 14, 1999 issued by Nextel.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEXTEL COMMUNICATIONS, INC.

Date: June 15, 1999                       By: /s/ Thomas J. Sidman
                                             -----------------------------------
                                             Thomas J. Sidman
                                             Vice President and General Counsel



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                                  EXHIBIT INDEX

             Exhibit No.  Exhibit Description
             -----------  -------------------
                          Joint Motion filed by Nextel and the DOJ on June 14, 1999
                99.1      with the Court

                99.2 Stipulation jointly filed by Nextel and the DOJ on June 14, 1999 with the Court

                99.3      Press Release dated June 14, 1999 issued by Nextel.